As filed with the Securities and Exchange Commission on September 13, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 13, 2002




                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-7849                        22-1867895
---------------              ----------------                -------------------
(State or other              (Commission File                   (IRS Employer
jurisdiction of                  Number)                     Identification No.)
incorporation)


                475 Steamboat Road, Greenwich, CT               06830
                ---------------------------------               -----
                (Address of principal executive offices)      (Zip Code)



        Registrant's telephone number, including area code: (203) 629-3000
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

Reference is made to the press release of W. R. Berkley Corporation relating to the formation of B F Re Underwriters, LLC ("B F Re") and the naming of Daniel L. Avery as B F Re's President. The press release was issued on September 13, 2002. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

                None.

     (b) Pro forma financial information:

                None.

     (c) Exhibits:

                99.1  Press Release dated September 13, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          W. R. BERKLEY CORPORATION


                                          By: /s/ Eugene G. Ballard
                                              --------------------------------
                                              Name:   Eugene G. Ballard
                                              Title:  Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer

Date: September 13, 2002

                                  EXHIBIT INDEX

Exhibit:
-------

99.1              Press Release dated September 13, 2002